ARTICLES SUPPLEMENTARY OF
                         PRINCIPAL INVESTORS FUND, INC.

     Principal Investors Fund, Inc., a Maryland Corporation having its principal office in this state in Baltimore City, Maryland (hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

     FIRST: On the 29th day of January 2004, a resolution was approved by the Board of Directors, in accordance with Section 2-105(c) of Maryland General Corporation Law, authorizing amendment to the Articles of Incorporation of this Corporation. The purpose of this amendment is to decrease the number of authorized shares of each of the Institutional Class and Class J of the Capital Preservation Fund series by 20,000,000 and the Institutional Class shares of the Real Estate Securities Fund series by 20,000,000, and to increase the number of authorized Institutional Class shares of each of the Bond & Mortgage Fund, LargeCap S&P 500 Index Fund, Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund and Principal LifeTime 2030 Fund by 8,000,000 shares and increase the number of authorized Class J shares of the LargeCap S&P 500 Index Fund series by 20,000,000 shares.

     The total number of authorized shares of stock of the Corporation, seven billion seven hundred sixty million (7,760,000,000) shares, of the par value of one cent ($0.01) each and of the aggregate par value of seventy-seven million six hundred thousand dollars ($77,600,000), will not change.

      The total authorized shares shall be designated as follows:

====================================== ======================= ================
                                                                     Number
                    Fund                       Class               of Shares
-------------------------------------- ----------------------- ----------------
Bond & Mortgage Securities             Select                       5,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
                                       Preferred                   25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional               28,000,000
-------------------------------------- ----------------------- ----------------
Capital Preservation                   Select                       5,000,000
                                       ----------------------- ----------------
--------------------------------------
                                       Preferred                   80,000,000
                                       ----------------------- ----------------
                                       Advisors Select             80,000,000
                                       ----------------------- ----------------
                                       Advisors Preferred         100,000,000
                                       ----------------------- ----------------
                                                 J                 80,000,000
                                       ----------------------- ----------------
                                       Institutional               60,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
Government Securities                  Select                       5,000,000
                                       ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
                                       Preferred                   25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional               20,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
High Quality Intermediate-Term Bond    Select                       5,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
                                       Preferred                   25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional               20,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
High Quality Long-Term Bond            Select                       5,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
                                       Preferred                   25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional               20,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
High Quality Short-Term Bond           Select                       5,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
                                       Preferred                   25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional               20,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
International I                        Select                       5,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
                                       Preferred                   75,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             75,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          75,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                 75,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional               60,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------


International II                       Select                       5,000,000
-------------------------------------- ----------------------- ----------------
                                       ----------------------- ----------------
                                       Preferred                   20,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             20,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          20,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional               40,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
International Emerging Markets         Select                       5,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
                                       Preferred                   25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional               20,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
LargeCap Blend I                       Select                       5,000,000
-------------------------------------- ----------------------- ----------------
--------------------------------------
                                       Preferred                   25,000,000
                                       ----------------------- ----------------
                                       Advisors Select             25,000,000
                                       ----------------------- ----------------
                                       Advisors Preferred          25,000,000
                                       ----------------------- ----------------
                                       Institutional               20,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
LargeCap Growth                        Select                       5,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
                                       Preferred                   45,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             45,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          45,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                 50,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional               40,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
LargeCap S&P 500 Index                 Select                       5,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
                                       Preferred                   25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                 45,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional               28,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
LargeCap Value                         Select                       5,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
                                       Preferred                   25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional               20,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
LifeTime Strategic Income              Select                       5,000,000
                                       ----------------------- ----------------
--------------------------------------
                                       Preferred                   25,000,000
                                       ----------------------- ----------------
                                       Advisors Select             25,000,000
                                       ----------------------- ----------------
                                       Advisors Preferred          25,000,000
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       Institutional               20,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
LifeTime 2010                          Select                       5,000,000
                                       ----------------------- ----------------
--------------------------------------
                                       Preferred                   25,000,000
                                       ----------------------- ----------------
                                       Advisors Select             25,000,000
                                       ----------------------- ----------------
                                       Advisors Preferred          25,000,000
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       Institutional               28,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
LifeTime 2020                          Select                       5,000,000
                                       ----------------------- ----------------
--------------------------------------
                                       Preferred                   25,000,000
                                       ----------------------- ----------------
                                       Advisors Select             25,000,000
                                       ----------------------- ----------------
                                       Advisors Preferred          25,000,000
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       Institutional               28,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
LifeTime 2030                          Select                       5,000,000
                                       ----------------------- ----------------
--------------------------------------
                                       Preferred                   25,000,000
                                       ----------------------- ----------------
                                       Advisors Select             25,000,000
                                       ----------------------- ----------------
                                       Advisors Preferred          25,000,000
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       Institutional               28,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
LifeTime 2040                          Select                       5,000,000
                                       ----------------------- ----------------
--------------------------------------
                                       Preferred                   25,000,000
                                       ----------------------- ----------------
                                       Advisors Select             25,000,000
                                       ----------------------- ----------------
                                       Advisors Preferred          25,000,000
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       Institutional               20,000,000
====================================== ======================= ================
====================================== ======================= ================


LifeTime 2050                          Select                       5,000,000
                                       ----------------------- ----------------
--------------------------------------
                                       Preferred                   25,000,000
                                       ----------------------- ----------------
                                       Advisors Select             25,000,000
                                       ----------------------- ----------------
                                       Advisors Preferred          25,000,000
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       Institutional               20,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
MidCap Blend                           Select                       5,000,000
-------------------------------------- ----------------------- ----------------
--------------------------------------
                                       Preferred                   25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional               20,000,000
-------------------------------------- ----------------------- ----------------
MidCap Growth                          Select                       5,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
                                       Preferred                   25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional               20,000,000
-------------------------------------- ----------------------- ----------------
MidCap S&P 400 Index                   Select                       5,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
                                       Preferred                   25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional               20,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
MidCap Value                           Select                       5,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
                                       Preferred                   25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional               20,000,000
-------------------------------------- ----------------------- ----------------
Money Market                           Select                      15,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
                                       Preferred                  100,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select            100,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred         100,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                250,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional              100,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
Partners International Fund            Institutional              100,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
Partners LargeCap Blend                Select                       5,000,000
-------------------------------------- ----------------------- ----------------
                                       ----------------------- ----------------
                                       Preferred                   20,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             20,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          20,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional              100,000,000
-------------------------------------- ----------------------- ----------------
Partners LargeCap Blend I              Select                       5,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
                                       Preferred                   25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional               20,000,000
-------------------------------------- ----------------------- ----------------
Partners LargeCap Growth               Select                       5,000,000
-------------------------------------- ----------------------- ----------------
                                       Preferred                   20,000,000
                                       ----------------------- ----------------
                                       Advisors Select             20,000,000
                                       ----------------------- ----------------
                                       Advisors Preferred          20,000,000
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       Institutional              200,000,000
-------------------------------------- ----------------------- ----------------
--------------------------------------
Partners LargeCap Growth I             Select                       5,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
                                       Preferred                   20,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             20,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          20,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional              200,000,000
-------------------------------------- ----------------------- ----------------
--------------------------------------
Partners LargeCap Growth II            Select                       5,000,000
-------------------------------------- ----------------------- ----------------
                                       ----------------------- ----------------
                                       Preferred                   20,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             20,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          20,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional               20,000,000
-------------------------------------- ----------------------- ----------------
Partners LargeCap Value                Select                       5,000,000
-------------------------------------- ----------------------- ----------------
                                       ----------------------- ----------------
                                       Preferred                   20,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             20,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          20,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional              200,000,000
====================================== ======================= ================
Partners MidCap Growth                 Select                       5,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
                                       Preferred                   25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional               20,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
Partners MidCap Growth I               Institutional              100,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
Partners MidCap Value                  Select                       5,000,000
-------------------------------------- ----------------------- ----------------
                                       ----------------------- ----------------
                                       Preferred                   20,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             20,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          20,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional               20,000,000
-------------------------------------- ----------------------- ----------------
                                       ----------------------- ----------------
Partners MidCap Value I                Institutional              100,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
Partners SmallCap Blend                Select                       5,000,000
-------------------------------------- ----------------------- ----------------
                                       ----------------------- ----------------
                                       Preferred                   20,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             20,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          20,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional              100,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
Partners SmallCap Growth I             Select                       5,000,000
-------------------------------------- ----------------------- ----------------
                                       ----------------------- ----------------
                                       Preferred                   20,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             20,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          20,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional              100,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
Partners SmallCap Growth II            Select                       5,000,000
-------------------------------------- ----------------------- ----------------
                                       ----------------------- ----------------
                                       Preferred                   20,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             20,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          20,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional              100,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
Partners SmallCap Value                Select                       5,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
                                       Preferred                   25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional              100,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
Partners SmallCap Value I              Select                       5,000,000
-------------------------------------- ----------------------- ----------------
                                       Preferred                   20,000,000
                                       ----------------------- ----------------
                                       Advisors Select             20,000,000
                                       ----------------------- ----------------
                                       Advisors Preferred          20,000,000
                                       ----------------------- ----------------
                                       Institutional              100,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
Preferred Securities                   Institutional              100,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
                                                 J                 25,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
Real Estate Securities                 Select                       5,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
                                       Preferred                   25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional               80,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
SmallCap Blend                         Select                       5,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
                                       Preferred                   25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                 25,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
                                       Institutional               20,000,000
====================================== ======================= ================
====================================== ======================= ================





SmallCap Growth                        Select                       5,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
                                       Preferred                   25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional               20,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
SmallCap S&P 600 Index                 Select                       5,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
                                       Preferred                   25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional               20,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
SmallCap Value                         Select                       5,000,000
-------------------------------------- ----------------------- ----------------
-------------------------------------- ----------------------- ----------------
                                       Preferred                   25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Select             25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Advisors Preferred          25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                                 J                 25,000,000
                                       ----------------------- ----------------
                                       ----------------------- ----------------
                                       Institutional               20,000,000
====================================== ======================= ================

     SECOND: The Corporation is registered as an open-end company under the Investment Company Act of 1940.

     THIRD: No stock entitled to be voted on the proposed Amendment was outstanding or subscribed for at the time the Board of Directors adopted the resolution.

     FOURTH: The Board of Directors believes the resolution is in the best interests of the Corporation.

     FIFTH: The Articles Supplementary shall become effective immediately upon filing.

     IN WITNESS WHEREOF, the undersigned officers of Principal Investors Fund, Inc., have executed the foregoing Articles Supplementary and hereby acknowledge the same to be their voluntary act and deed.

Dated the 29th day of January 2004.


By     /s/  A. S. Filean
    ----------------------------------------------------------
     Arthur S. Filean, Senior Vice President



By    /s/ Ralph C. Eucher
    ----------------------------------------------------------
     Ralph C. Eucher, President and Chief Executive Officer

     IN WITNESS WHEREOF, Principal Investors Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President as attested by its Secretary on January 29, 2004.

PRINCIPAL INVESTORS FUND, INC.



By           /s/ Ralph C. Eucher
    -------------------------------------------------------
     Ralph C. Eucher, President and Chief Executive Officer

ATTEST


By          /s/ A. S. Filean
    -------------------------------------------------------
     Arthur S. Filean, Secretary

The UNDERSIGNED, President and Chief Executive Officer of Principal Investors Fund, Inc., who executed on behalf of said corporation the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                          /s/ Ralph C. Eucher
                                       _________________________________________
                                       Ralph C. Eucher
                                       President and Chief Executive Officer
                                       Principal Investors Fund, Inc.